                                                                   Exhibit 10.12
                            BASIC LEASE INFORMATION


Lease Date:              For identification purposes only, the date of this
                         Lease is January 25, 1996.


Landlord:                PRUNEYARD ASSOCIATES, LLC,
                         a California limited liability company.


Tenant:                  ASSESSMENT SYSTEMS, INC.,
                         a New York corporation


Project:                 THE PRUNEYARD OFFICE TOWERS


Building:                PRUNEYARD OFFICE TOWER II
                         1999 South Bascom Avenue
                         Campbell, California


Rentable Area of
Building:                117,476 rentable square feet


Premises:                Floor:              Ninth(9th)
                         Suite Number:       905
                         Rentable area:      1,036 rentable square feet


Term: 36 Months (plus any partial month at the beginning of the Term)


Scheduled
Commencement Date:       April 1, 1996


Expiration Date:         The last day of the 36th full calendar month following
                         the Commencement Date


Base Rent:               First Lease Year:  $1,968.40 per month
                         Second Lease Year: $2,020.20 per month
                         Remainder of Term: $2,072.00 per month


Base Year:               The calendar year 1996


Tenant's Share:          0.88%

Security Deposit:             $2,020.20


Landlord's Address for
Payment of Rent:              PRUNEYARD ASSOCIATED, LLC
                              c/o William Wilson & Associates
                              2929 Campus Drive, Suite 450
                              San Mateo, California 94403
                              Attn: Vice President, Property Management


Business Hours:               7:00 a.m. to 6:00 p.m., Monday - Friday; and
                              9:00 a.m. to 3:00 p.m., Saturday (except holidays)


Standard Electrical
Usage: 1.5 kilowatt-hours per usable square foot per month


Landlord's Address
for Notices:                  PRUNEYARD ASSOCIATES, LLC
                              c/o William Wilson & Associates
                              2929 Campus Drive, Suite 450
                              San Mateo, California 94403
                              Attn: Vice President, Property Management

                              with a copy to:

                              PRUNEYARD ASSOCIATES, LLC
                              c/o William Wilson & Associates
                              1999 South Bascom Avenue, Suite 200
                              Campbell, California 95008
                              Attn: Property Manager

Tenant's Address         Assessment Systems, Inc.
for Notices:             1999 South Bascom Avenue, Suite 905
                         Campbell, California 95008

                         with copy to:

                         Koerner, Silverberg & Weiner
                         Attn: Frank Bisk
                         112 Madison Avenue
                         New York, New York 10016


Broker(s):               CB Commercial Real Estate Group, Inc. (Marne Michaels)

Guarantor(s):            (None)

Property Manager:        William Wilson & Associates


Exhibits:
Exhibit A:          The Premises
Exhibit B:          Construction Rider
Exhibit C:          Building Rules
Exhibit D:          Asbestos Notification
Exhibit E:          Janitorial Specifications


          The Basic Lease Information set forth above is part of the Lease and capitalized terms shall be defined terms in the Lease. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

                               LEASE AGREEMENT

                                    between

                           PRUNEYARD ASSOCIATES, LLC
                                 as "Landlord"

                                      and

                           ASSESSMENT SYSTEMS, INC.
                                  as "Tenant"

1. PREMISES................................................................  1
2. TERM; POSSESSION........................................................  1
3. RENT....................................................................  1
4. SECURITY DEPOSIT........................................................  5
5. USE AND COMPLIANCE WITH LAWS............................................  5
6. ALTERATIONS.............................................................  8
7. MAINTENANCE AND REPAIRS.................................................  9
8. TENANT'S TAXES.......................................................... 10
9. UTILITIES AND SERVICES.................................................. 11
10. EXCULPATION AND INDEMNIFICATION........................................ 12
11. INSURANCE.............................................................. 13
12. DAMAGE OR DESTRUCTION.................................................. 15
13. CONDEMNATION........................................................... 16
14. ASSIGNMENT AND SUBLETTING.............................................. 18
15. DEFAULT AND REMEDIES................................................... 20
16. LATE CHARGE AND INTEREST............................................... 22
17. WAIVER................................................................. 23
18. ENTRY, INSPECTION AND CLOSURE.......................................... 23
19. SURRENDER AND HOLDING OVER............................................. 23
20. ENCUMBRANCES........................................................... 24
21. ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS......................... 25
22. NOTICES................................................................ 26
23. ATTORNEYS' FEES........................................................ 26
24. QUIET POSSESSION....................................................... 26
25. SECURITY MEASURES...................................................... 26
26. FORCE MAJEURE.......................................................... 27
27. RULES AND REGULATIONS.................................................. 27
28. LANDLORD'S LIABILITY................................................... 27
29. CONSENTS AND APPROVALS................................................. 27
30. BROKERS................................................................ 28
31. RELOCATION OF PREMISES................................................. 28
32. ENTIRE AGREEMENT....................................................... 28
33. MISCELLANEOUS.......................................................... 28
34. AUTHORITY.............................................................. 29

                            INDEX OF DEFINED TERMS

Additional Rent..........................................................  3
Alterations..............................................................  8
Award.................................................................... 16

Base Operating Costs.....................................................  2
Base Taxes...............................................................  2
Broker................................................................... 28
Building.................................................................  1
Building Rules........................................................... 27
Building Systems.........................................................  6
Business Days............................................................ 11
Business Hours........................................................... 11

Claims................................................................... 12
Commencement Date........................................................  1
Condemnation............................................................. 16
Condemnor................................................................ 16
Construction Rider.......................................................  1
Controls................................................................. 10

Date of Condemnation..................................................... 16

Encumbrance.............................................................. 24
Environmental Losses.....................................................  6
Environmental Requirements...............................................  6
Event of Default......................................................... 20
Expiration Date..........................................................  1

Handled by Tenant........................................................  6
Handling by Tenant.......................................................  6
Hazardous Materials......................................................  6
HVAC.....................................................................  6

Interest Rate............................................................ 22

Land.....................................................................  1
Laws.....................................................................  2
Lease Year...............................................................  1

Mortgagee................................................................ 25

Operating Costs..........................................................  2

Parking Facility.........................................................  1
Permitted Hazardous Materials............................................  7
Premises.................................................................  1
Project..................................................................  1
Property.................................................................  1
Property Manager......................................................... 14

Rental Tax............................................................... 11
Representatives..........................................................  6

Scheduled Commencement Date..............................................  1
Service Failure.......................................................... 12

Taxes....................................................................  3
Tenant Improvements......................................................  1
Tenant's Share...........................................................  3
Tenant's Taxes........................................................... 10
Term.....................................................................  1
Trade Fixtures...........................................................  9
Transfer................................................................. 18
Transferee............................................................... 18

Visitors.................................................................  6

     THIS LEASE is made as of the Lease Date set forth in the Basic Lease Information, by and between the Landlord identified in the Basic Lease Information("LANDLORD"), and the Tenant identified in the Basic Lease Information("TENANT"). Landlord and Tenant hereby agree as follows:

1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and subject to the conditions of this Lease, the office space identified in the Basic Lease Information (the "PREMISES"), in the Building identified in the Basic Lease Information (the "BUILDING"). The approximate configuration and location of the Premises is shown on Exhibit A.
                                                                   ---------
Landlord and Tenant agree that the rentable area of the Premises for all purposes under this Lease shall be the Rentable Area specified in the Basic Lease Information. The Project identified in the Basic Lease Information(the "PROJECT") includes the Building, the parking facilities serving the Building (the "PARKING FACILITY"), and the parcel(s) of Land on which the Building and the Parking Facility are situated (the "LAND"). The Building, the Parking Facility and the Land are sometimes collectively referred to in this Lease as the PROPERTY.

2. TERM; POSSESSION. The term of this Lease (the "TERM") shall commence on the Commencement Date as described below and, unless sooner terminated, shall expire on the Expiration Date set forth in the Basic Lease Information (the "EXPIRATON DATE"). The "COMMENCEMENT DATE" shall be (a) the date on which Landlord has "Substantially Completed" Landlord's construction obligations, if any, with respect to the improvements (the "TENANT IMPROVEMENTS") to be constructed and installed in the Premises by Landlord (or, in the event of any "Tenant Delay, "the date on which Landlord could have done so had there been no such "Tenant Delay"), all as provided in the Construction Rider attached as Exhibit B (the
                                                               ---------
"CONSTRUCTION RIDER", and tendered possession of the Premises to Tenant; or (b) any earlier date upon which Tenant, with Landlord's written permission, actually occupies and conducts business in any portion of the Premises. The parties anticipate that the Commencement Date will occur on or about the Scheduled Commencement Date set forth in the Basic Lease Information (the "SCHEDULED COMMENCEMENT DATE"). When the Commencement Date has been established, Landlord and Tenant shall confirm the Commencement Date and Expiration Date in writing. As used in this Lease, the first "LEASE YEAR" shall be the period from (and including) the Commencement Date through (and including) the last day of the calendar month in which the first anniversary of the Commencement Date falls, and each period of twelve full consecutive calendar months thereafter shall be a subsequent Lease Year.

3.   RENT.

     3.1  Base Rent. Tenant agrees to pay to Landlord the Base Rent set forth in
          ---------
the Basic Lease Information, without prior notice or demand, on the first day of each and every calendar month during the Term, except that Base Rent for the first full calendar month in which Base Rent is payable shall be paid upon execution of this Lease and Base Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Base Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month.

          3.2  Additional Rent: Increases in Operating Costs and Taxes.
               -------------------------------------------------------

               (A)  Definitions
                    -----------

                    (1) "BASE OPERATING COSTS" means Operating Costs for the calendar year specified as the Base Year in the Basic Lease Information (excluding therefrom, however, any Operating Costs of a nature that would not ordinarily be incurred on an annual, recurring basis).

                    (2) "BASE TAXES" means Taxes for the calendar year specified as the Base Year in the Basic lease Information.

                    (3) "OPERATING COSTS" means all costs of managing, operating, maintaining and repairing the Property, including all costs, expenditures, fees and charges for: (A) operation, maintenance and repair of the Property (including maintenance, repair and replacement of glass, the roof covering or membrane, and landscaping); (B) utilities and services (including telecommunications facilities and equipment, recycling programs and trash removal), and associated supplies and materials; (C)compensation (including employment taxes and fringe benefits) for persons who perform duties in connection with the management, operation, maintenance and repair of the Building, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Building; (D) property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and expenditures for deductible amounts paid under such insurance; (E) licenses, permits and inspections; (F) complying with the requirements of any law, statute, ordinance or governmental rule or regulation or any orders pursuant thereto (collectively"LAWS"); (G) amortization of capital improvements required to comply with Laws, or which are intended to reduce Operating Costs or improve the utility, efficiency or capacity of any Building System, with interest on the unamortized balance at the rate paid by Landlord on funds borrowed to finance such capital improvements (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord), over such useful life as Landlord shall reasonably determine; (H) an office in the Project for the management of the Property, including expenses of furnishing and equipping such office and the rental value of any space occupied for such purposes; (I) property management fees; (J) accounting, legal and other professional services incurred in connection with the operation of the Property and the calculation of Operating Costs and Taxes; (K) a reasonable allowance for depreciation on machinery and equipment used to maintain the Property and on other property owned by Landlord in the Property (including window coverings and carpeting in common areas); (L) contesting the validity or applicability of any Laws that may affect the Property; (M) the Building's Share of any shared or common area maintenance fees and expenses; and (N) any other expense or charge, whether or not hereinbefore described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property. Operating Costs for any year during which average occupancy of the Building is less than ninety five percent (95%) shall be calculated based upon the Operating Costs that would have been incurred if the Building had an average occupancy of ninety five percent(95%) during the entire calendar year.

     Operating Costs shall not include (i) capital improvements (except as otherwise provided above); (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building; (iv) costs of improvements for Tenant or other tenants of the Building; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of increases in Operating Costs and Taxes; (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with leasing space in the Building or enforcing such leases; (vii) depreciation or amortization, other than as specifically enumerated in the definition of Operating Costs above; and (viii) costs, fines or penalties incurred due to Landlord's violation of any Law.

               (4) "TAXES" means: all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the ownership or use of the Property; governmental charges, fees or assessments for transit or traffic mitigation (including area-wide traffic improvement assessments and transportation system management fees), housing police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of Landlord used in the operation of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; any increases in the foregoing caused by changes in assessed valuation, tax rate or other factors or circumstances; and the reasonable cost of contesting by appropriate proceedings the amount or validity of any taxes, assessments or charges described above. To the extent paid by Tenant or other tenants as "Tenant's Taxes" (as defined in Section 8 -Tenant's Taxes), "Tenant's Taxes" shall be excluded from Taxes.


               (5) "TENANT'S SHARE" means the Rentable Area of the Premises divided by the total Rentable Area of the Building, as set forth in the Basic Lease Information. If the Rentable Area of the Building is changed or the Rentable Area of the Premises is changed by Tenant's leasing of additional space hereunder or for any other reason, Tenant's Share shall be adjusted accordingly.

          (b)  Additional Rent.
               ---------------
               (1) Tenant shall pay Landlord as "ADDITIONAL RENT" for each calendar year or portion thereof during the Term Tenant's Share of the sum of
(x) the amount (if any) by
which Operating Costs for the period exceed Base Operating Costs, and (y) the amount (if any) by which Taxes for such period exceed Base Taxes.

               (2) Prior to the end of the Base Year and each calendar year thereafter, Landlord shall notify Tenant of Landlord's estimate of Operating Costs, Taxes and Tenant's Additional Rent for the following calendar year. Commencing on the first day of January of each calendar year and continuing on the first day of every month thereafter in such year, Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated Additional Rent. If Landlord thereafter estimates that Operating Costs or Taxes for such year will vary from Landlord's prior estimate, Landlord may, by notice to Tenant, revise the estimate for such year (and Additional Rent shall thereafter be payable based on the revised estimate).

               (3) As soon as reasonably practicable after the end of the Base Year and each calendar year thereafter, Landlord shall furnish Tenant a statement with respect to such year, showing Operating Costs, Taxes and Additional Rent for the year, and the total payments made Tenant with respect thereto. Unless Tenant raises any objections to Landlord's statement within ninety (90) days after receipt of the same, such statement shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of Additional Rent based thereon. If Tenant does object to such statement, Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties shall negotiate in good faith to resolve any disputes. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of Tenant's obligation to pay any amounts due Landlord based on Landlord's statement.

               (4) If Tenant's Additional Rent as finally determined for the year exceeds the total payments made by Tenant on account thereof, Tenant shall pay Landlord the deficiency within fifteen (15) days of Tenant's receipt of Landlord's statement. If the total payments made Tenant on account thereof exceed Tenant's Additional Rent as finally determined for the year, Tenant's excess payment shall be credited toward the rent next due from Tenant under this Lease. For any partial calendar year at the beginning or end of the Term, Additional Rent shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increase in Operating Costs and Taxes for the entire year and then prorating such amount for the number of days during such year included in the Term. Notwithstanding the termination of this Lease, Landlord shall pay to Tenant or Tenant shall pay to Landlord, as the case may be within ten (10) days after Tenant's receipt of Landlord's final statement for the calendar year in which this Lease terminates, the difference between Tenant's Additional Rent for that year, as finally determined by Landlord, and the total amount previously paid by Tenant on account thereof.

          If for any reason Base Taxes or Taxes for any year during the Term are reduced, refunded or otherwise changed, Tenant's Additional Rent shall be adjusted accordingly. If Taxes are temporarily reduced as a result of space in the Building being leased to a tenant that is entitled to an exemption from property taxes or other taxes, then for purposes of determining Additional Rent for each year in which Taxes are reduced by any such exemption, Taxes for such year shall be calculated on the basis of the amount the Taxes for the year would have been in the absence of the exemption. The obligations of Landlord to refund any overpayment of Additional Rent and of Tenant to pay any Additional Rent not previously paid shall survive the expiration of the Term. Notwithstanding anything to the contrary in this Lease, if there is at any time a decrease in Taxes below the amount of the Taxes for the Base Year, then for purposes of calculating Additional Rent for the year in which such decrease occurs and all subsequent periods, Base Taxes shall be reduced to equal the Taxes for the year in which the decrease occurs.

     3.3  Payment of Rent.  All amounts payable or reimbursable by Tenant under
          ---------------
this Lease, including late charges and interest, shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within fifteen (15) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction in lawful money of the United States of America to Landlord at Landlord's Address for Payment of Rent as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.

4. SECURITY DEPOSIT. On execution of this Lease, Tenant shall deposit with Landlord the sum set forth in the Basic Lease Information, in cash, as security for the performance of Tenant's obligations under this Lease. Landlord may (but shall have no obligation to) use the security deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage Landlord incurs as a result of Tenant's failure to perform any of Tenant's obligations hereunder. In such event Tenant shall immediately pay to Landlord an amount sufficient to replenish the security deposit to the sum initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the security deposit or the balance thereof then held by Landlord and not applied as provided above. Landlord may commingle the security deposit with Landlord's general and other funds, and Landlord shall not be required to pay interest on the security deposit to Tenant.

5.   USE AND COMPLIANCE WITH LAWS.

     5.1  Use.  The Premises shall be used for general business office purposes
          ---
and for no other use or purpose. Tenant shall comply with all present and future Laws relating to Tenant's use or occupancy of the Premises (and make any repairs, alterations or improvements as required to comply with all such Laws), and shall observe the "Building Rules" (as defined in Section 27 - Rules and Regulations). Tenant shall not do, bring, keep or sell anything in or about the Premises that is prohibited by, or that will cause a cancellation of or an increase in the existing premium for, any insurance policy covering the Property or any part thereof. Tenant shall not permit the Premises to be occupied or used in any manner that will constitute waste or a nuisance, or disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Without limiting the foregoing, the Premises shall not be used for educational activities, practice of medicine or any of the healing arts, providing social services, or for any governmental use

(including embassy or consulate use). Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the heating, ventilating and air-conditioning ("HVAC"), mechanical, elevator, plumbing, electrical, fire protection, life safety, security or other systems in the Building ("BUILDING SYSTEMS"), or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect (directly, or indirectly through use of intermediate devices, electrified strip molding, or otherwise) to any electrical circuit in the Premises any equipment or other load with aggregate connected load requirements in excess of 20 amps.

     5.2  Hazardous Materials
          -------------------

          (a)  Definitions.
               -----------

               (1) "HAZARDOUS MATERIALS" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. (Section)9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. (Section)6901 et seq., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

               (2) "ENVIRONMENTAL REQUIREMENTS" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

               (3) "HANDLED BY TENANT" and "HANDLING BY TENANT" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Tenant or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "REPRESENTATIVES") or its guests, customers, invitees, or visitors (collectively, "VISITORS"), at or about the Premises in connection with or involving Hazardous Materials.

               (4) "ENVIRONMENTAL LOSSES" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

          (b)  Tenant's Covenants.  No Hazardous Materials shall be Handled by
               ------------------
Tenant at or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, such as copier fluids and cleaning supplies ("PERMITTED HAZARDOUS MATERIALS"), may be used and stored at the Premises without Landlord's prior written consent, provided that Tenant's activities at or about the Premises and Property and the Handling by Tenant of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled by Tenant at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling by Tenant of Hazardous Materials other than Permitted Hazardous Materials. Tenant shall be responsible and liable for the compliance with all of the provisions of this Section by all of Tenant's Representatives and Visitors, and all of Tenant's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

          (c)  Compliance.  Tenant shall at Tenant's expense promptly take all
               ----------
actions required by any governmental agency or entity in connection with or as a result of the Handling by Tenant of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Tenant of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Landlord's use, operation, leasing and sale of the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Tenant of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Tenant of Hazardous Materials, and Tenant does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand.

          (d)  Landlord's Rights.  Landlord shall have the right, but not the
               -----------------
obligation, to enter the Premises at any reasonable time (i) to confirm Tenant's compliance with the provisions of this Section, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so after reasonable notice to Tenant. Landlord shall also have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling by Tenant of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay to Landlord on demand the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section.

Landlord shall use reasonable efforts to minimize any interference with Tenant's business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

          (e)  Tenant's Indemnification.  Tenant agrees to indemnify, defend and
               ------------------------
hold harmless Landlord and its partners or members and its or their partners, members, directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, actions, losses, damages, liabilities, costs and expenses of every kind, including reasonable attorneys', experts' and consultants' fees and costs, incurred at any time and arising from or in connection with the Handling by Tenant of Hazardous Materials at or about the Property or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

          (f)  Asbestos.  Tenant acknowledges that Tenant has received the
               --------
asbestos notification letter attached as Exhibit D hereto pursuant to California
                                         ---------
Health and Safety Code Sections 25915 et seq. (as amended from time to time, the "CONNELLY ACT"), disclosing the existence of asbestos in the Building. As part of Tenant's obligations under paragraph (c) of this Section, Tenant agrees to comply with the Connelly Act, including providing copies of Landlord's asbestos notification letter to all of Tenant's "employees" and "owners," as those terms are defined in the Connelly Act.

6.   ALTERATIONS.

     6.1 Tenant shall not make any alterations, improvements or changes to the Premises (including installation of any security system or telephone or data communication wiring), other than the Tenant Improvements ("ALTERATIONS"), without Landlord's prior written consent. Any such Alterations shall be completed by Tenant at Tenant's sole cost and expense: (i) with due diligence, in a good and workmanlike manner, using new materials; (ii) in compliance with plans and specifications approved by Landlord; (iii) in compliance with the construction rules and regulations promulgated by Landlord from time to time;
(iv) in accordance with all applicable Laws (including all work, whether structural or non-structural, inside or outside the Premises, required to comply fully with all applicable Laws and necessitated by Tenant's work); and (v) subject to all conditions which Landlord may in Landlord's discretion impose. Such conditions may include requirements for Tenant to: (i) provide payment or performance bonds or additional insurance (from Tenant or Tenant's contractors, subcontractors or design professionals); (ii) use contractors or subcontractors designated by Landlord; and (iii) remove all or part of the Alterations prior to or upon expiration or termination of the Term, as designated by Landlord. If any work outside the Premises, or any work on or adjustment to any of the Building Systems, is required in connection with or as a result of Tenant's work, such work shall be performed at Tenant's expense by contractors designated by Landlord. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements. Except as otherwise provided in Landlord's consent, all Alterations shall upon installation become part of the realty and be the property of Landlord.

     6.2 Before making any Alterations, Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer, a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and to update the existing as-built plans and specifications of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and approvals and deliver copies of the same to Landlord before commencement of any Alterations.

     6.3 Tenant shall keep the Premises and the Property free and clear of all liens arising out of any work performed, materials furnished or obligations incurred by Tenant. If any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise within ten (10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 16.2 - Interest). Tenant shall give Landlord at least ten (10) days' notice prior to the commencement of any Alterations and cooperate with Landlord in posting and maintaining notices of non-responsibility in connection therewith.

     6.4 Subject to the provisions of Section 5 - Use and Compliance with Laws and the foregoing provisions of this Section. Tenant may install and maintain furnishings, equipment, movable partitions, business equipment and other trade fixtures ("TRADE FIXTURES") in the Premises, provided that the Trade Fixtures do not become an integral part of the Premises or the Building. Tenant shall promptly repair any damage to the Premises or the Building caused by any installation or removal of such Trade Fixtures.

7.   MAINTENANCE AND REPAIRS.

     7.1 By taking possession of the Premises Tenant agrees that the Premises are then in a good and tenantable condition. During the Term, Tenant at Tenant's expense but under the direction of Landlord, shall repair and maintain the Premises, including the interior walls, floor coverings, ceiling (ceiling tiles and grid), Tenant Improvements, Alterations, fire extinguishers, outlets and fixtures, and any appliances (including dishwashers, hot water heaters and garbage disposers) in the Premises, in a first class condition, and keep the Premises in a clean, safe and orderly condition.

     7.2 Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, the structural portions of the roof, foundations, floors and exterior walls of the Building, the Building Systems, and the public and common areas of the Property, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for damage occasioned by Tenant's use of the Premises or the Property or any act or ommission of Tenant or Tenant's Representatives or Visitors. Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(1), 1941 and 1942, that allows a tenant to make repairs at its landlord's expense.

     7.3 Landlord hereby reserves the right, at any time and from time to time, without liability to Tenant, and without constituting an eviction, constructive or otherwise, or entitling Tenant to any abatement of rent or terminate this Lease or otherwise releasing Tenant from any of Tenant's obligations under this
Lease:

          (a) To make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building, the fixtures and equipment therein, and the Building Systems;

          (b) To change the Building's name or street address;

          (c) To install and maintain any and all signs on the exterior and interior of the Building;

          (d) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, lay-out and nature of the common areas and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas; and

          (e) If any governmental authority promulgates or revises any Law or imposes mandatory or voluntary controls or guidelines on Landlord or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property (collectively"CONTROLS"), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Property related thereto.

8. TENANTS TAXES. "TENANT'S TAXES" shall mean (a) all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures in the Premises, whether any such imposition is levied directly against Tenant or levied against Landlord or the Property, (b) all rental, excise, sales or transaction privilege taxes arising out of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources) imposed by any taxing authority upon Landlord or upon Landlord's receipt of any rent payable by Tenant pursuant to the terms of this Lease ("RENTAL TAX"), and
(c) any increase in Taxes attributable to inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations. Tenant shall pay any Rental Tax to Landlord in addition to and at the same time as Base Rent is payable under this Lease, and shall pay all other Tenant's Taxes before delinquency (and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof). If Landlord pays Tenant's Taxes or any portion thereof, Tenant shall reimburse Landlord upon demand for the amount of such payment, together with interest at the Interest Rate from the date of Landlord's payment to the date of Tenant's reimbursement.

9.   UTILITIES AND SERVICES.

     9.1  Description of Services. Landlord shall furnish to the Premises
          -----------------------
reasonable amounts of electricity, water (including water for the "InstaHot" hot water heater to be installed as part of the Tenant Improvements pursuant to the Construction Rider), heat and air-conditioning, and janitorial service. Landlord shall also furnish normal fluorescent tube replacement, window washing, elevator service, and common area toilet room supplies. Landlord shall furnish heat, ventilation and air-conditioning during the Business Hours specified in the Basic Lease Information ("BUSINESS HOURS"). As used in this Lease, the term "BUSINESS DAYS" means weekdays except public holidays. Current Building Standard janitorial specifications are outlined in Exhibit E. Any additional utilities or
                                          -------
services that Landlord may agree to provide (including lamp or tube replacement for other than Building Standard lighting fixtures) shall be at Tenant's sole expense.

     9.2  Payment for Additional Utilities and Services.
          ---------------------------------------------

          (a) Upon request by Tenant in accordance with the procedures established by Landlord from time to time for furnishing HVAC service at times other than Business Hours on Business Days, Landlord shall furnish such service to Tenant and Tenant shall pay for such services on an hourly basis at the then prevailing rate established for the Building by Landlord.

          (b) If the temperature otherwise maintained in any portion of the Premises by the HVAC systems of the Building is affected as a result of (i) any lights, machines or equipment used by Tenant in the Premises, or (ii) the occupancy of the Premises by more than one person per 150 square feet of rentable area, then Landlord shall have the right to install any machinery or equipment reasonably necessary to restore the temperature, including modifications to the standard air-conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant to Landlord upon demand.

          (c) If Tenant's usage of electricity exceeds the Building's Standard Electrical Usage as set forth in the Basic Lease Information, Landlord may determine the amount of such excess use by any reasonable means (including the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost of such excess usage. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Tenant Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

     9.3  Interruption of Services. In the event of an interruption in or
          ------------------------
failure or inability to provide any services or utilities to the Premises or Building for any reason (A "SERVICE FAILURE"), such Service Failure shall not, regardless of its duration, impose upon Landlord any liability whatsoever, constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease. Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability.

10.  EXCULPATION AND INDEMNIFICATION.

     10.1 Landlord shall not be liable to Tenant for any loss, injury or other damage to any person or property (including Tenant or Tenant's property) in or about the Premises or the Property from any cause (including defects in the Property or in any equipment in the Property; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Property; or acts of other tenants in the Property). Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage, except that Landlord shall indemnify, defend and hold Tenant harmless from and against any claims, actions, liabilities, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("CLAIMS") for such damages, to the extent the same are caused by the willful or grossly negligent acts or omissions of Landlord or its authorized representatives. In no event, however, shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.


     10.2 Tenant shall indemnify, defend and hold Landlord harmless from and against Claims arising from (a) the acts or omissions of Tenant or Tenant's Representatives or Visitors in or about the Property, or (b) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (c) any breach or default under this Lease by Tenant, or (d) any accident, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term; excepting only such Claims for any accident, injury or damage to the extent they are caused by the negligent or willful acts or omissions of Landlord or its authorized representatives.

     10.3 The obligations of the parties under this Section 10 shall survive the expiration or termination of this Lease.

11.  INSURANCE.

     11.1  Tenant's Insurance
           ------------------

          (a) Tenant shall maintain in full force throughout the Term, commercial general liability insurance providing coverage on an occurrence form basis with limits of not less than Two Million Dollars ($2,000,000.00) each occurrence for bodily injury and property damage combined, Two Million Dollars ($2,000,000.00) annual general aggregate, and Two Million Dollars ($2,000,000.00) products and completed operations annual aggregate. Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property; and (v) extend coverage to cover liability for the actions of Tenant's Representatives and Visitors.

          (b) Tenant shall at all times maintain in effect with respect to any Alterations and Tenant's Trade Fixtures and personal property, commercial property insurance providing coverage, at a minimum, for "broad form" perils, to the extent of 80% of the full replacement cost of covered property. Tenant may carry such insurance under a blanket policy, provided that such policy provides equivalent coverage to a separate policy. During the Term, the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations, Trade Fixtures and personal property so insured. Landlord shall be provided coverage under such insurance to the extent of its insurable interest and, if requested by Landlord, both landlord and Tenant shall sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss under such insurance. Landlord will have no obligation to carry insurance on any Alterations or on Tenant's Trade Fixtures or personal property.

          (c) Each policy of insurance required under this Section shall: (i) be in a form, and written by an insurer, reasonably acceptable to Landlord, (ii) be maintained at Tenant's sole cost and expense, and (iii) require at least thirty (30) days' written notice to Landlord prior to any cancellation, nonrenewal or modification of insurance coverage. Insurance companies issuing such policies shall have rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide. All insurance companies issuing such policies shall be licensed to do business in the state where the Property is located. Any deductible amount under such insurance shall not exceed $5,000. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section, including any endorsement effecting the additional insured status, is in full force and effect and that premiums therefor have been paid.

          (d) Tenant shall increase the amounts of insurance as required by any Mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord's insurance broker, if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

          (e) Each policy of liability insurance required by this Section shall: (i) contain a cross liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, the Property Manger identified in the Basic Lease Information (the "PROPERTY MANAGER"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided the same extent of coverage as provided to Tenant under such policies. All endorsements effecting such additional insured status shall be acceptable to Landlord and shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

          (f) Prior to occupancy of the Premises by Tenant, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Owner in substance and form. Notwithstanding the requirements of this paragraph, Tenant shall at Landlord's request provide to Landlord a certified copy of each insurance policy required to be in force at any time pursuant to the requirements of this Lease or its Exhibits.

     11.2 Landlord's Insurance. During the Term, Landlord shall maintain in
          --------------------
effect insurance on the Building against "broad form" perils (to the extent such coverages are available), with responsible insurers, insuring the Building and the Tenant Improvements in an amount equal to at least eighty percent (80%) of the replacement cost thereof, excluding land, foundations, footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

     11.3 Property Insurance - Waiver of Subrogation. Landlord and Tenant each
          ------------------------------------------
hereby waive any right of recovery against the other and the partners, members, shareholders, officers, directors and authorized representatives of the other for any loss or damage that is covered by any policy of property insurance maintained by either party (or required by this Lease to be maintained) with respect to the Premises or the Property or any operation therein. If any such policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy.

12.  DAMAGE OR DESTRUCTION.

     12.1 Landlord's Duty to Repair.
          -------------------------

          (a) If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate, Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by then applicable Laws; provided, however, that in no event shall Landlord have any obligation for repair or restoration beyond the extent of insurance proceeds received by Landlord for such repair or restoration, or for any of Tenant's personal property, Trade Fixtures or Alterations.

          (b) If Landlord is required or elects to repair damage to the Premises and/or the Property, this Lease shall continue in effect, but Tenant's Base Rent and Additional Rent from the date of the casualty through the date of substantial completion of the repair shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenant's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

     12.2 Landlord's Right to Terminate. Landlord may elect to terminate this
          -----------------------------
Lease following damage by fire or other casualty under the following circumstances:

          (a) If, in the reasonable judgment of Landlord, the Premises and the Property cannot be substantially repaired and restored under applicable Laws within one (1) year from the date of the casualty;

          (b) If, in the reasonable judgment of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs;

          (c) If the Building is damaged or destroyed to the extent that, in the reasonable judgment of Landlord, the cost to repair and restore the Building would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

          (d) If the fire or other casualty occurs during the last year of the Term.

If any of the circumstances described in subparagraphs (a), (b), (c) or (d) of this Section 12.2 occur or arise, Landlord shall notify Tenant in writing of that fact within one hundred and twenty (120) days after the date of the casualty and in such notice Landlord shall also advise Tenant whether Landlord has elected to terminate this Lease as provided above.

     12.3 Tenant's Right to Terminate. If all or a substantial part of the
          ---------------------------
Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, then Tenant may elect to terminate this Lease under the following circumstances:


          (a) Where Landlord fails to commence the required repair within one hundred and twenty (120) days after the date of the casualty, in which event Tenant may elect to terminate this Lease upon notice to Landlord given within ten (10) days after such one hundred and twenty (120)-day period.


          (b) In the circumstance described in Subsection 12.2 (a) above; in which event Tenant may elect to terminate this Lease by giving Landlord notice of such election to terminate within thirty (30) days after Landlord's notice to Tenant pursuant to Section 12.2 - Landlord's Right to Terminate.

     12.4 Waiver. Landlord and Tenant each hereby waive the provisions of
          ------
California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future Law permitting the termination of a lease agreement in the event of damage or destruction under any circumstances other than as provided in Sections 12.2 - Landlord's Right to Terminate and 12.3 - Tenant's Right to Terminate.

13. CONDEMNATION.

     13.1 Definitions.
          -----------

          (a) "AWARD" shall mean all compensation, sums, or anything of value awarded, paid or received on a total or partial Condemnation.

          (b) "CONDEMNATION" shall mean (i) a permanent taking (or a temporary taking for a period extending beyond the end of the Term) pursuant to the exercise of the power of condemnation or eminent domain by any public or quasi-public authority, private corporation or individual having such power ("CONDEMNOR"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any such authority, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (c) "DATE OF CONDEMNATION" shall mean the earlier of the date that title to the property taken is vested in the Condemnor or the date Condemnor has the right to possession of the property being condemned.

     13.2 Effect on Lease
          ---------------

          (a) If the Premises are totally taken by Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within thirty (30) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

          (b) If twenty-five percent (25%) or more of the Land or of the Parking Facility or of the floor area in the Building is taken by Condemnation, or if as a result of any Condemnation the Building is no longer reasonably suitable for use as an office building, whether or not any portion of the Premises is taken, Landlord may elect to terminate this Lease, effective as of the Date of Condemnation, by notice to Tenant within thirty (30) days after the Date of Condemnation.

          (c) If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the end of the Term, this Lease shall remain in full force and effect.

     13.3 Restoration. If this Lease is not terminated as provided in Section
          -----------
13.2 - Effect on Lease, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and not required to be paid to any Mortgagee (as defined in Section 20.2 below). In no event shall Landlord have any obligation to repair or replace any improvements in the Premises beyond the amount of any Award received by Landlord for such repair or to repair or replace any of Tenant's personal property, Trade Fixtures, or Alterations.

     13.4 Abatement and Reduction of Rent. If any portion of the Premises is
          -------------------------------
taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

     13.5 Awards. Any Award made shall be paid to Landlord, and Tenant hereby
          ------
assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired Term; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary taking of the Premises or a portion thereof by a Condemnor where this Lease is not terminated (to the extent such Award relates to the unexpired Term), or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

     13.6 Waiver. Landlord and Tenant each hereby waive the provisions of
          ------
California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property.

14.  ASSIGNMENT AND SUBLETTING.

     14.1 Landlord's Consent Required. Tenant shall not assign, mortgage,
          ---------------------------
pledge, hypothecate or encumber this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant's interests under this Lease (each and all a "TRANSFER"), without the prior written consent of Landlord, which (subject to the other provisions of this Section 14) shall not be unreasonably withheld. If Tenant is a business entity, any direct or indirect transfer of fifty percent (50%) or more of the ownership interest of the entity (whether in a single transaction or in the aggregate through more than one transaction) shall be deemed a Transfer. Notwithstanding any Provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber all or any portion of Tenant's interest under this Lease.

     14.2 Reasonable Consent.
          ------------------

          (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Prior to any proposed Transfer, Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a "TRANSFEREE"); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the proposed Transferee as Landlord may request; and (iv) a copy of the proposed assignment, sublease or other agreement governing the proposed Transfer. Within fifteen (15) Business Days after Landlord receives all such information it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under Section 14.7 - Landlord's Right to Space.

          (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the Transferee at the

Premises, (iii) the Transferee is a governmental agency or unit or an existing tenant in the Project, (iv) the proposed Transfer would violate any "exclusive" rights of any tenants in the Project, (v) the rental and other consideration payable by the Transferee is less than that currently being paid by tenants under new leases of comparable space in the Building, or (vi) Landlord otherwise determines that the proposed Transfer would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Property. In no event may Tenant publicly offer or advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for a direct lease (non-sublease) of comparable space in the Project.

     14.3  Excess Consideration. If Landlord consents to the Transfer, Tenant
           --------------------
shall pay to Landlord additional rent, within ten (10) days after receipt by Tenant, any consideration paid by the Transferee for the Transfer, including, in the case of a sublease, the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space.

     14.4  No Release Of Tenant. No consent by Landlord to any Transfer shall
           --------------------
relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment, subletting or other Transfer. Each Transferee shall be jointly and severally liable with Tenant (and Tenant shall be jointly and severally liable with each Transferee) for the payment of rent (or, in the case of a sublease, rent in the amount set forth in the sublease) and for the performance of all other terms and provisions of this Lease. The consent by Landlord to any Transfer shall not relieve Tenant or any such Transferee from the obligation to obtain Landlord's express prior written consent to any subsequent Transfer by Tenant or any Transferee. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be consent to any Transfer.

     14.5. Expenses and Attorneys' Fees. Tenant shall pay to Landlord on demand
           ----------------------------
all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with reviewing or consenting to any proposed Transfer (including any request for consent to, or any waiver of Landlord's rights in connection with, any security interest in any of Tenant's property at the Premises).

     14.6  Effectiveness of Transfer. Prior to the date on which any permitted
           -------------------------
Transfer (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease. Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from liability as provided herein. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

     14.7  Landlord's Right to Space.  Notwithstanding any of the above
           -------------------------
provisions of this Section to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer, Landlord, in lieu of consenting to such Transfer, may elect (x) in the case of an assignment or a sublease of the entire Premises, to terminate this Lease, or (y) in the case of a sublease of less than the entire Premises, to terminate this Lease as it relates to the space proposed to be subleased by Tenant. In such event, this Lease will terminate (or the space proposed to be subleased will be removed from the Premises subject to this Lease and the Base Rent and Tenant's Share under this Lease shall be proportionately reduced) on the date the Transfer was proposed to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

     14.8  Assignment of Sublease Rents.  Tenant hereby absolutely and
           ----------------------------
irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

     14.9  Transfer to Affiliate.   Notwithstanding the foregoing, Tenant
           ---------------------
may assign this Lease, sublet all or part of the Premises or otherwise transfer Tenant's right to occupy all or part of the Premises, without Landlord's consent, but subject to the provisions of Sections 14.4, 14.5, 14.6 and 14.8, to any subsidiary, parent holding company or other corporation or other entity which controls, is controlled by, or is under common control with Tenant (and the provisions of Section 14.3 and 14.7 shall not apply with respect to any such Transfer to an affiliate, so long as Tenant continues as a going concern and Tenant and the affiliated Transferee continue to be so affiliated).

15.  DEFAULT AND REMEDIES.

     15.1  Events of Default.  The occurrence of any of the following shall
           -----------------
constitute an "EVENT OF DEFAULT" by Tenant:

           (a) Tenant fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Section 4 above, if payment in full is not received by Landlord within three (3) Business Days after written notice that it is due.

           (b)  Tenant abandons the Premises.

           (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in subsection 21.1 below.

          (d) Tenant violates the restrictions on Transfer set forth in Section 14- Assignment and Subletting.

          (e) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

          (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

          (g) Tenant fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within such twenty (20) days after notice to Tenant or, if such failure cannot be cured within twenty (20) day period, Tenant fails within such twenty (20) day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

     15.2  Remedies.  Upon the occurrence of an Event of Default, Landlord shall
           --------
have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

          (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and Trade Fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

          (b)  Landlord shall have the remedy described in California Civil Code
Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

          (c) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

          (d) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

16.  LATE CHARGE AND INTEREST.

     16.1 Late Charge.  If any payment of rent is not received by Landlord
          -----------
within ten (10) days after the same is due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to four percent (4%) of the overdue payment. A late charge shall not be imposed more than once on any particular installment, but imposition of a late charge on any payment not made within ten (10) days after the same is due does not eliminate or supersede late charges imposed on other (prior) payments not made within ten (10) days after the same are due or preclude imposition of a late charge on other installments or payments not made within ten (10) days after the same are due.

     16.2 Interest.  In addition to the late charges referred to above, which
          --------
are intended to defray Landlord's costs resulting from late payments, any payment from Tenant to Landlord not paid when due shall at Landlord's option bear interest from the date due until paid to Landlord by Tenant at the rate of fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less (the "INTEREST RATE").

Acceptance of any late charge and/or interest shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

17. WAIVER. No provisions of this Lease shall be deemed waived by Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

18. ENTRY,INSPECTION AND CLOSURE. Upon reasonable oral or written notice to Tenant (and without notice in emergencies), Landlord and its authorized representatives may enter the Premises at all reasonable times to determine whether the Premises are in good condition, to determine whether Tenant is complying with its obligations under this Lease, to perform any maintenance or repair of the Premises or the Building that Landlord has the right or obligation to perform, to install or repair improvements for other tenants where access to the Premises is required for such installation or repair, to serve, post or keep posted any notices required or allowed under the provisions of this Lease, to show the Premises to prospective brokers, agents, transferees, Mortgagees or tenants, or to do any other act or thing necessary for the safety or preservation of the Premises or the Building. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities in the Building without liability to Tenant by reason of such closure. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. In no event shall Tenant be entitled to an abatement of rent on account of any entry by Landlord, and Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises in accordance with this Section. No action by Landlord pursuant to this paragraph shall constitute an eviction of Tenant, constructive or otherwise, entitle Tenant to an abatement of rent or to terminate this Lease or otherwise release Tenant from any of Tenant's obligations under this Lease.

19.  SURRENDER AND HOLDING OVER.

     19.1 Surrender.  Upon the expiration or termination of this Lease, Tenant
          ---------
shall surrender the Premises and all Tenant Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; however, that prior to the expiration or termination of this Lease Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property, Trade Fixtures and Alterations that Tenant has the right or is required by Landlord to remove under the provisions of this Lease, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all any portion of such property if Tenant does not pay all such costs and retrieve the property within ten (10) days after notice from Landlord (in which event title to all such property described in landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender all keys to the Premises or any other part of the Building and shall deliver to Landlord all keys for or make known to landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

     19.2  Holding Over. If Tenant (directly or through any Transferee or other
           ------------
successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent during Tenant's holding over shall be twice the Base Rent payable in the last full month prior to the termination hereof. Acceptance by Landlord of rent after such termination shall not constitute a renewal of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

20.  ENCUMBRANCES.

     20.1  Subordination.  This Lease is expressly made subject and subordinate
           -------------
to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("ENCUMBRANCE"); provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant shall execute and deliver to Landlord, within ten (10) days after written request therefor by Landlord an in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease.

     20.2 Mortgagee Protection.  Tenant agrees to give and holder of any
          --------------------
Encumbrance covering any part of the Property ("MORTGAGEE"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose of otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not terminated so long as such remedies are being diligently pursued.

21.  ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS.

     21.1  Estoppel Certificates. Within ten (10) days after written request
           ---------------------
therefor, Tenant shall execute and deliver to Landlord, in a form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the Term, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its construction obligations hereunder (if any). Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to reply upon any such certificate. If Tenant fails to deliver such certificate within ten (10) days after Landlord's second written request therefor, Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificate.

     21.2 Financial Statements.  Upon request by Landlord, not more than once a
          --------------------
year, Tenant shall deliver to Landlord a copy of Tenant's financial statements (including at least a year end balance sheet and a statement of profit and loss) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant's normal practice, audited by an independent certified public accountant), all then available subsequent interim statements, and such other financial information as may reasonably be requested by Landlord or required by any Mortgagee (provided, however, that Tenant's obligations pursuant to this provision shall be limited to furnishing copies of financial statements then available to Tenant; Tenant shall not be required to prepare new financial statements in response to a request by Landlord under this provision).

22. NOTICES. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices set forth in the Basic Lease Information. Notices delivered personally will be effective immediately upon receipt (or refusal of delivery or receipt); notices sent by independent messenger or courier service will be effective one (1) day after acceptance by the independent service for delivery; notices sent by mail in accordance with this Section will be effective three (3) days after mailing. Either party may change its address for notices hereunder by a notice to the other party complying with this Section. If Tenant sublets the Premises, notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

23.  ATTORNEYS' FEES.

     23.1  Disputes between Landlord and Tenant. In the event of any litigation
           ------------------------------------
or arbitration regarding any rights and obligations under this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs in addition to any other relief which may be granted. The "prevailing party" shall mean the party receiving substantially the relief desired, whether by settlement, dismissal, summary judgment, judgment, or otherwise.

     23.2  Other Litigation. If Landlord, without gross negligence or other
           ----------------
fault on Landlord's part, is made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any Transferee or other occupant of the Premises or otherwise arising out of or resulting from any act or transaction of Tenant or of any such Transferee or occupant, Tenant shall hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and reimburse Landlord upon demand for all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

24. QUIET POSSESSION. Subject to Tenant's full and timely performance of all of Tenant's obligations under this Lease and subject to the terms of this Lease, including Section 20 - Encumbrances, Tenant shall have the quiet possession of the Premises throughout the Term as against any persons or entities lawfully claiming by, through or under Landlord.

25. SECURITY MEASURES. Landlord may, but shall be under no obligation to, implement security measures for the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however, that such measures shall be implemented in a way as not to inconvenience tenants of the Building unreasonably. Landlord shall at all times have the right to change, alter or reduce any such security services or measures. Tenants shall cooperate and comply with, and cause Tenant's Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

26. FORCE MAJEURE. If Landlord is delayed, interrupted or prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider (if any), and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

27. RULES AND REGULATIONS. Tenant shall be bound by and shall comply with the rules and regulations attached to and made a part of this Lease as Exhibit C to
                                                                   ---------
the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "BUILDING RULES"). Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

28. LANDLORD'S LIABILITY. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. In the event of any conveyance of title to the Building, then from and after the date of such conveyance, the transferor Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance. Notwithstanding any other term or provision of this Lease, the liability of Landlord for its obligations under this Lease is limited solely to Landlord's interest in the Building as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's partners or members or its or their respective partners, shareholders, members, directors, officers or managers on account of any of Landlord's obligations or actions under this Lease.

29.  CONSENTS AND APPROVALS.

     29.1  Determination in Good Faith. Wherever the consent, approval, judgment
           ---------------------------
or determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not to be entitled to monetary damages or to terminate this Lease for such failure.

     29.2  No Liability Imposed on Landlord. The review and/or approval by
           --------------------------------
Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits or Addenda hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.

30. BROKERS. Landlord shall pay the fee or commission of the broker or brokers identified in the Basic Lease Information (the "BROKER") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Lease neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Lease other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives.

31.  RELOCATION OF PREMISES. [Provisions intentionally deleted].

32. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Project or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

33. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Landlord and Tenant. Subject to Section 14 - Assignment and Subletting and Section 28 - Landlord's Liability, this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect.

The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws (excluding conflict of laws principles) of the State in which the Building is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If more than one person or entity is identified as Tenant hereunder, the obligations of each and all of them under this Lease shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

34. AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other form of business entity, each of the persons executing this Lease on behalf of Tenant warrants and represents that Tenant is a duly organized and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

     IN WITNESS WHEREOF, Landlord and Tenant have entered into this Lease as of the date first above written.

TENANT:                       LANDLORD:

ASSESSMENT SYSTEMS, INC.,     PRUNEYARD ASSOCIATES, LLC,
a New York corporation        a California limited liability company

By:   /s/
     ------------------------ By:  OPPORTUNITY CAPITAL PARTNERS,
     Name:  William Fucarino
            -----------------       L.P., a California limited partnership,
     Title: Chief Financial         Managing Member
            Officer
            -----------------       By:  OFFICE OPPORTUNITY
                                         CORPORATION, a California corporation
                                         General Partner

By:                                  By: /s/
   ---------------------------           ----------------------------
   Name:                                 Name:  DAVID
          --------------------                  ----------------------
   Title:                                Title: /s/
          --------------------                  ---------------------

                                   EXHIBIT A
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF JANUARY 25, 1996
                                   BETWEEN
                   PRUNEYARD ASSOCIATES, LLC, AS LANDLORD,
                                     AND
                ASSESSMENT SYSTEMS, INC., AS TENANT (the "LEASE")


                           [FLOOR PLAN APPEARS HERE]

                               EXHIBIT A, Page 1

                                   EXHIBIT B
                                   ---------

                      ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF JANUARY 25, 1996
                                    BETWEEN
                    PRUNEYARD ASSOCIATES, LLC, AS LANDLORD,
                                      AND
               ASSESSMENT SYSTEMS, INC., AS TENANT (the "LEASE")

                              CONSTRUCTION RIDER
                              ------------------

1.   Tenant Improvements.  Landlord shall with reasonable diligence through a
     -------------------
contractor designated by Landlord (which contractor may be an affiliate of Landlord), construct and install in the Premises the improvements and fixtures provided for in this Construction Rider ("Tenant Improvements").

     1.1  Plans.  The Tenant Improvements shall be constructed and installed
          -----
substantially as shown on the plans prepared by S.J. Sung & Associates and approved in writing by Landlord and Tenant (the "Final Construction Documents").

     1.2  Construction.  Landlord shall proceed with reasonable diligence to
          ------------
cause the Tenant Improvements to be Substantially Completed on or prior to the Scheduled Commencement Date. The Tenant Improvements shall be deemed to be "Substantially Completed" when they have been completed in accordance with the Final Construction Documents except for finishing details, minor omissions, decorations and mechanical adjustments of the type normally found on an architectural "punch list". (The definition of Substantially Completed shall also define the terms "Substantial Completion" and "Substantially Complete.")

          Following Substantial Completion of the Tenant Improvements and before Tenant takes possession of the Premises, Landlord and Tenant shall inspect the Premises and jointly prepare a "punch list" of agreed items of construction remaining to be completed. Landlord shall complete the items set forth in the punch list as soon as reasonably possible. Tenant shall cooperate with and accommodate Landlord and its workers in completing the items on the punch list.

     1.3  Cost of Tenant Improvements.  Landlord shall pay for the cost of
          ---------------------------
design, construction and installation of the Tenant Improvements in accordance with the Final Construction Documents, except with respect to any items shown or noted as being not included ("N.I.C.") or as Tenant options or Tenant-cost items (the cost of which shall be borne by Tenant).

                               EXHIBIT B, Page 1

     1.4  Changes. If Tenant requests any change, addition or alteration in
          -------
or to any Final Construction Documents ("Changes") Landlord shall cause the space planner or architect designated by Landlord (the "Space Planner") to prepare additional Plans implementing such Change. As soon as practicable after the completion of such additional Construction Documents, Landlord shall notify Tenant of the estimated cost of the Changes. Within three (3) working days after receipt of such cost estimate, Tenant shall notify Landlord in writing whether Tenant approves the Change. If Tenant approves the Change, Landlord shall proceed with the Change and Tenant shall be liable for any Additional Cost resulting from the Change. If Tenant fails to approve the Change within such three (3) day period, construction of the Tenant Improvements shall proceed as provided in accordance with the original Final Construction Documents.

     1.5  Delays. Tenant shall be responsible for, and shall pay to Landlord,
          ------
any and all costs and expenses incurred by Landlord in connection with any delay in the commencement or completion of any Tenant Improvements and any increase in the cost of Tenant Improvements caused by (i) Tenant's failure to submit information to the Space Planner or approve any Space Plan, Construction Documents or cost estimates within the time periods required herein, (ii) any delays in obtaining any items or materials constituting part of the Tenant Improvements requested by Tenant, (iii) any Changes, or (iv) any other delay requested or caused by Tenant (collectively, "Tenant Delays").

2.   Delivery or Premises. Upon Substantial Completion of the Tenant
     --------------------
Improvements, Landlord shall deliver possession of the Premises to Tenant. If Landlord has not Substantially Completed the Tenant Improvements and tendered possession of the Premises to Tenant on or before the Scheduled Commencement Date specified in Section 2 - Term; Possession of the Lease, or if Landlord is unable for any other reason to deliver possession of the Premises to Tenant on or before such date, neither Landlord nor its representatives shall be liable to Tenant for any damage resulting from the delay in completing such construction obligations and/or delivering possession to Tenant and the Lease shall remain in full force and effect unless and until it is terminated under the express provisions of this Paragraph. If any delays in Substantially Completing the Tenant Improvements are attributable to Tenant Delays, then the Premises shall be deemed to have been Substantially Completed and delivered to Tenant on the date on which Landlord could have Substantially Completed the Premises and tendered the Premises to Tenant but for such Tenant Delays.

     Notwithstanding the foregoing, if the Commencement Date has not occurred or been deemed to have occurred within three months days after the Scheduled Commencement Date, either party, by written notice to the other party given within ten (10) days after the expiration of such three month period, may terminate this Lease without any liability to the other party; provided, however, that if the delay in the Commencement Date is caused by delays of the type described in Section 26 - Force Majeure of the Lease, and if Tenant elects to terminate as provided above, then Tenant shall reimburse Landlord, within thirty (30) days after receipt of notification from Landlord of the amounts due, for any amounts expended by Landlord for the construction and installation of the Tenant Improvements. If Tenant fails to perform any of Tenant's obligations under this Construction Rider within the time periods specified herein,

                               EXHIBIT B, Page 2

Landlord may, in lieu of terminating the Lease under the foregoing provisions, treat such failure of performance as an Event of Default under the Lease.

3.   Access to Premises.  Landlord shall allow Tenant or Tenant's
     ------------------
Representatives to enter the Premises prior to the Commencement Date to permit Tenant to make the Premises ready for its use and occupancy; provided, however, that prior to such entry of the Premises, Tenant shall provide evidence reasonably satisfactory to Landlord that Tenant's insurance, as described in
Section 11.1 - Tenant's Insurance of the Lease, shall be in effect as of the time of such entry. Such permission may be revoked at any time upon twenty-four
(24) hours' notice, and Tenant and its Representatives shall not interfere with Landlord or Landlord's contractor in completing the Building or the Tenant Improvements.

     Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed upon or installed in the Premises prior to the Commencement Date, the same being at Tenant's sole risk, and Tenant shall be liable for all injury, loss or damage to persons or property arising as a result of such entry of the Premises by Tenant or its Representatives.

4.   Ownership of Tenant Improvements.  All Tenant Improvements, whether
     --------------------------------
installed by Landlord or Tenant, shall become a part of the Premises, shall be the property of Landlord and, subject to the provisions of the Lease, shall be surrendered by Tenant with the Premises, without any compensation to Tenant, at the expiration or termination of the Lease, in accordance with the provisions of the Lease.

                               EXHIBIT B, Page 3

                                   EXHIBIT C
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF JANUARY 25, 1996
                                    BETWEEN
                    PRUNEYARD ASSOCIATES, LLC, AS LANDLORD,
                                      AND
               ASSESSMENT SYSTEMS, INC., AS TENANT (the "LEASE")


                                BUILDING RULES
                                --------------

     The following Building Rules are additional provisions of the foregoing Lease to which they are attached. The capitalized terms used herein have the same meanings as these terms are given in the Lease.

     1.   Use of Common Areas.  Tenant will not obstruct the sidewalks, halls,
          -------------------
passages, exits, entrances, elevators or stairways of the Building ("Common Areas"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the Premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial to the safety, reputation and interests of the Building and its tenants.

     2.   No Access to Roof.  Tenant has no right of access to the roof of the
          -----------------
Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without the prior written consent of the Landlord. Any such device installed without such written consent is subject to removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify and hold harmless Landlord from any liability, loss, damage, cost or expense, including reasonable attorney's fees, arising from any activities of Tenant or of Tenant's Representatives on the roof of the Building.

     3.   Signage.  No sign, placard, picture, name, advertisement or notice
          -------
visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld.

                               EXHIBIT C, Page 1

     4.   Prohibited Uses.  The Premises will not be used for manufacturing, for
          ---------------
the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     5.   Janitorial Services.  Tenant will not employ any person for the
          -------------------
purpose of cleaning the Premises or permit any person to enter the Building for such purpose other than Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the Premises. Janitorial service will not be furnished to areas in the Premises on nights when such areas are occupied after 9:30 p.m., unless such service is extended by written agreement to a later hour in specifically designated areas of the Premises.

     6.   Keys and Locks.  Landlord will furnish Tenant, free of charge, two
          --------------
keys to each door or lock in the Premises. Landlord may make a reasonable charge for any additional or replacement keys. Tenants will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its Premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the Lease, Tenant will deliver to Landlord all keys to any locks or doors in the Building which have been obtained by Tenant.

     7.   Freight.  Upon not less than twenty-four hours prior notice to
          -------
Landlord, which notice may be oral, an elevator will be made available for Tenant's use for transportation of freight, subject to such scheduling as Landlord in its discretion deems appropriate. Tenant shall not transport freight in loads exceeding the weight limitations of such elevator. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

     8.   Nuisances and Dangerous Substances.  Tenant will not conduct itself or
          ----------------------------------
permit its agents, employees, contractors, or invitees to conduct themselves, in the Premises or anywhere on or in the Property in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver,

                               EXHIBIT C, Page 2
musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenants will not bring or keep any animals in or about the Premises or the Property.

     9.   Building Name and Address. Without Landlord's prior written consent,
          -------------------------
Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address.

     10.  Building Directory. A directory for the Building will be provided for
          ------------------
the display of the name and location of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

     11.  Window Coverings. No curtains, draperies, blinds, shutters, shades,
          ----------------
awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

     12.  Floor Coverings. Tenant will not lay or otherwise affix linoleum,
          ---------------
tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

     13.  Wiring and Cabling. Landlord shall have the right to direct Tenant's
          -------------------
electricians and other vendors as to where and how data, telephone and electrical wires and cables are to be installed. No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to written approval of Landlord.

     14.  Office Closing Procedures. Tenant will see that the doors of the
          -------------------------
Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting

                               EXHIBIT C, Page 3
from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

     15.  Plumbing Facilities.  The toilet rooms, toilets, urinals, wash bowls
          -------------------
and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

     16.  Use of Hand Trucks.  Tenant will not use or permit to be used in the
          ------------------
Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

     17.  Refuse.  Tenant shall store all Tenant's trash and garbage within the
          ------
Premises or in other facilities designated by Landlord for such purpose. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal. All trash and garbage removal will be only through such Common Areas provided for such purposes and at such times as Landlord may designate.

     18.  Soliciting.  Canvassing, peddling, soliciting and distribution of
          ----------
handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

     19.  Parking.  Tenant will use, and will cause its agents, employees,
          -------
contractors and invitees to use, the parking spaces to which it is entitled under the Lease in a manner consistent with Landlord's directional signs and markings in the Parking Facility. Specifically, but without limitation, Tenant will not park, or permit its agents, employees, contractors or invitees to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such with the California Department of Motor Vehicles. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

     20.  Fire, Security and Safety Regulations.  Tenant will comply with all
          -------------------------------------
safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

                               EXHIBIT C, Page 4

     21.  Responsibility for Theft.  Tenant assumes any and all responsibility
          ------------------------
for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

     22.  Sales and Auctions.  Tenant will not conduct or permit to be conducted
          ------------------
any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     23.  Moving Rules.
          ------------

          (A) Moving hours are after 6:00 p.m., Monday through Friday and weekends.

          (B) Landlord will provide padding for the elevator cab. Elevator keys will need to be picked up in advance from the building management office by a representative from the moving company or by someone from Tenant's office. Elevator doors may not be blocked at any time.

          (C) No moving of any kind is allowed over the tiles in the lobby or around the Building unless masonite or plywood has covered all portions of the tile. In no event may the moving company drive onto or park on the sidewalk. Masonite must also cover carpets in all common areas (hallways and elevator lobbies).

          (D) Vendors are required to provide Landlord with (a) statutory workers' compensation insurance for all employees that are involved in the performance of this work, (b) employer's liability insurance with minimum limits of $1,000,000. William Wilson & Associates, Managing Agent, and Prune Yard Associates, LLC, shall be named as additional insured under the public liability and property damage insurance coverage.

          (E) Moving arrangements must be made 24 hours in advance through the building management office.

     24.  Enforcement.  Landlord may waive any one or more of these Building
          -----------
Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Building Rules against any or all of the tenants of the Building.

     25.  Effect on Lease.  These Building Rules are in addition to, and shall
          ---------------
not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Violation of these Building Rules shall constitute an default under the Lease.

                               EXHIBIT C, Page 5

     26.  Non-Discriminatory Enforcement. Subject to the provisions of the Lease
          ------------------------------
(and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce these Building rules in a non-discriminatory manner, but in no event shall Landlord have any liability for any failure to do so (and Tenant's sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Building Rules against Tenant in a manner that discriminates against Tenant).

     27.  Additional and Amended Rules. Landlord reserves the right to rescind
          ----------------------------
or amend these Building Rules and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                               EXHIBIT C, Page 6

                                   EXHIBIT D
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS OF JANUARY 25, 1996
                                    BETWEEN
                    PRUNEYARD ASSOCIATES, LLC, AS LANDLORD,
                                      AND
               ASSESSMENT SYSTEMS, INC., AS TENANT (the "LEASE")

                             ASBESTOS NOTIFICATION
                             ---------------------

          In accordance with California law (Health & Safety Code Section 25915), we are writing to provide you with information concerning the presence of asbestos-containing construction materials ("ACM") in your building.

          ACM is present in spray-applied fireproofing on the structural steel above suspended ceilings in the building, within vinyl floor sheeting in various parts of the building, and within transit baffles of the cooling tower on the roof. While ACM was found only in these locations, there are other construction materials in the building that might contain asbestos, including insulation, adhesives for floor and wall coverings, roofing materials, and gypsum drywall mudding compound.

          We have been advised that the presence of this ACM at the building, undisturbed, should not present any health hazards. However, when ACM is broken up or disturbed, asbestos fibers may become airborne, and exposure to high levels of airborne asbestos has been associated with an increased incidence of cancer and respiratory disease. In order to preserve the air quality in the building and prevent exposure to ACM, any activity that could disturb this material should be undertaken with care and in accordance with applicable law and your lease. As a general rule, you should not move, drill or bore any floor, wall or ceiling panel, attempt to clean textured ceilings, raise suspended ceiling panels or handle air filters. You should review any contemplated improvements, alterations, repairs, or other construction with us well in advance.

          The building management has developed and implemented an asbestos management plan, which provides for the training of custodial and operations and maintenance personnel in proper techniques and work practices for working in the building, procedures for monitoring the condition of ACM, procedures for responding to emergency asbestos fiber releases, and recordkeeping to document the plan's implementation. The plan is available for your inspection at our offices during business hours, and a copy of the plan will also be provided to you if you so request.

          Please be aware that you will be responsible for complying with all legal requirements for notifying your own employees, contractors, subtenants and agents, if any, of the information contained in this letter. Please contact us at 408/371-4700 if you have any questions or would like more information regarding the use and management of ACM in the building.

                               EXHIBIT D, Page 1

                                   EXHIBIT E
                                   ---------

                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                         DATED AS
                                    BETWEEN
                   PRUNEYARD ASSOCIATES, L.P., AS LANDLORD,
                                      AND


                           JANITORIAL SPECIFICATIONS
                           -------------------------

MAIN LOBBY

  Daily Services - Five (5) days per week.

     1.   Dust mop hard surface floors and stairwells.
          Spot mop with clean water where needed. Remove matter such as gum and tar which has adhered to the floor.

     2. Vacuum all carpeted areas. Spot clean and remove any gum or tar which has adhered to the floor.

     3.   Dust all baseboards, ledges, molding, depositories and window frames.

     4.   Clean cigarette urns. Replace sand as required.

     5. Spot clean all metal trim work, removing fingerprints, smudges, water and other marks.

     6. Spot clean all doors, door frames, walls and light switches to remove fingerprints, spills and other markings.

     7.   Wash glass on entrance doors, spot clean building directory.

     8.   Spot clean all wall surfaces to six feet.

     9.   Clean all entry thresholds and entry pushplates.

ELEVATOR LANDINGS - HALLS AND COMMON AREAS

  Daily Services - Five (5) days per week.

     1.   Empty and damp wipe clean all ash trays and sand urns.

     2.   Spot clean carpeted floor surfaces.

     3.   Vacuum carpeted floor surfaces.

     4.   Dust and spot clean vertical surfaces.

     5.   Check exit doors and lights.

     6.   Clean and sanitize all driving fountains.

     7.   Clean all baseboards.

     8.   Dust and clean tenant directory signs.

  Weekly Services

     1.   Vacuum air supply and exhaust diffusers.

     2.   Buff main lobby floor.

     3.   Dust and clean glass on firehouse boxes.

RESTROOM SERVICES

   DAILY SERVICES - FIVE (5) DAYS PER WEEK.

     1.   Empty and wipe clean receptacles and dispose of trash.
     2.   Replenish supplies: towels, tissue, etc.
     3.   Thoroughly sweep and damp mop all floors with disinfectant.
     4. Clean and disinfect seats, bowls and urinals; all surfaces to be wiped dry.
     5.   Clean and wipe dry basins.
     6.   Spot wash doors, partitions and walls.
     7.   Clean and polish mirrors, shelves and bright work.
     8.   Empty and wash clean ash trays.
     9.   Damp wipe and dry all ledges.

   WEEKLY SERVICES

     1.   Wash down all ceramic walls and all toilet compartments.
     2. Wash down all containers for toilet tissue, paper towels, rubbish and sanitary napkins.
     3.   Perform high dusting and vacuum vents.
     4. Pour clean water with germicidal solution in urinal traps, lavatory traps and toilet bowls.

   QUARTERLY SERVICES

     1.   Scrub and refinish tile floors.

PASSENGER ELEVATORS, SERVICE ELEVATOR

   DAILY SERVICES - FIVE (5) DAYS PER WEEK.

     1. Clean and polish exterior and interior elevator doors and interior of cabs.
     2.   Vacuum door tracks.
     3.   Wipe and polish switch plates and all metal work.
     4.   Dust interior light plastics.
     5.   Keep elevator thresholds polished.
     6.   Spot clean carpeted flooring.

   MONTHLY SERVICES

     1.   Scrub and refinish elevator flooring.

STAIRWAYS AND LANDINGS

   DAILY SERVICES - FIVE (5) DAYS PER WEEK.

     1.   Check for trash and refuse.
     2.   Damp mop to remove spillage as required.

   WEEKLY SERVICES

     1.   Sweep all stairs and landings.

                                      2.

     2.   Dust all railings.

OFFICE AREAS

   DAILY SERVICES - FIVE (5) DAYS PER WEEK.

     1.   Empty ash trays and damp wipe clean.
     2.   Empty waste containers, wipe clean and dispose of trash.
     3.   Dust furniture: desks, chairs, tables and cabinets.
     4.   Vacuum carpeted floor surfaces.
     5.   Spot clean carpeted floor surfaces.
     6.   Clean with chemically treated dust mop resilient floor surfaces.
     7.   Wet mop resilient floor surfaces where necessary.
     8. Spot clean partitions, partition glass, doors, casings and switch plates.
     9.   Dust sills and ledges.
     10.  Clean and disinfect drinking fountains.
     11.  Clean all baseboards.
     12.  Lock doors on completion of work and leave on only designated lights.
     13.  Clean all glass tops with glass cleaner solution and cloth.
     14. Spot clean all metal trim work removing fingerprints, smudges, water and other markings.

   WEEKLY SERVICES

     1.   Clean receiving and speaking end of telephones.
     2.   Remove fingerprints from woodwork, walls and partitions.
     3.   Dust picture frames and clean glass.

   MONTHLY SERVICES

     1.   Perform high dusting, i.e. door sashes, tops of partitions, etc.
     2. Clean wall and ceiling vents, grills and air conditioning supply and exhaust diffusers.
     3.   Vacuum upholstered furniture.
     4.   Edge vacuum carpeting.
     5.   Sweep floors in air conditioning and equipment rooms.

RESILIENT TILE FLOOR SURFACES

   MONTHLY SERVICES

     1.   Program scrub and refinish to maintain bright and scruff-free surface.

   SEMI-ANNUAL SERVICES

     1. Completely strip resilient floor surfaces, apply floor finish and buff.

WINDOW CLEANING - ADDITIONAL CHARGE

     1.   Clean all exterior window glass upon request at an additional charge.
     2.   Clean all interior window glass upon request.

                                      3.

TRASH REMOVAL FOR ALL AREAS OF BUILDING

     1.   Trash to be contained and removed to dumpster provided by customer.

GENERAL REQUIREMENTS

     1. The Contractor offers to be available for periodic meetings as required with the Property Management to inspect the building and discuss the quality of work performed. The Contractor will be available with the management for any messages or cleaning requests.
     2. In conjunction with the Property Management, the Contractor offers to perform a public relations function as this relates to his cleaning duties.
     3. The name, social security number and address for each person assigned to the project will be made available to the Property Management upon request for security and/or other purposes.
     4. Minimum lights will be used in the process of cleaning and all lights will be turned off as cleaning is completed.
     5. The Contractor's storage areas and janitorial closets will be maintained in a neat, clean, orderly and safe condition. The Contractor will supply all equipment and cleaning supplies.
     6. Cleaning agents will be of acceptable quality and in standard use in the cleaning industry. No abrasive cleaner or pads will be used on chrome, stainless steel, aluminum or porcelain surfaces or any surfaces where their use would tend to wear down or scratch the surfaces.
     7. COMMON AREA: carpets will be maintained on an as needed basis, spot cleaned and/or shampooed.
     8. MARBLE LOBBY: Maintain and polish floor as needed. Refinish is to be determined by Management and will required an extra charge.
     9. PROPERTY MANAGEMENT: reserves the right to amend janitorial operations if and when needed; however, services shall remain consistent with other first class office buildings or industrial facilities in San Mateo and Santa Clara Valley.

                                      4.